UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 3, 2016

Commission File Number: 0-24260

AMEDISYS, INC.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3854 American Way, Suite A, Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL INFORMATION

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 3, 2016, Amedisys, Inc. (“we,” “us,” “our” or the “Company”) issued a press release announcing our financial results for the three and nine-month periods ended September 30, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information presented in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

SECTION 7 – REGULATION FD

ITEM 7.01.	REGULATION FD DISCLOSURE

Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

In addition, a copy of the supplemental slides which will be discussed during the Company’s earnings call at 11:00 a.m. ET on Friday, November 4, 2016 is attached to this report as Exhibit 99.2 and incorporated herein by reference.

The information presented in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act or the Exchange Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press release dated November 3, 2016, announcing the Company’s financial results for the three and nine-month periods ended September 30, 2016 (furnished only)

99.2	Supplemental slides provided in connection with the third quarter 2016 earnings call of the Company (furnished only)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.
(Registrant)

By:	/s/ Scott G. Ginn

Scott G. Ginn
Senior Vice President of Finance and Accounting
(Principal Accounting Officer)

DATE: November 3, 2016

Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 3, 2016, announcing the Company’s financial results for the three and nine-month periods ended September 30, 2016 (furnished only)

99.2	Supplemental slides provided in connection with the third quarter 2016 earnings call of the Company (furnished only)